Dividend Capital Diversified Property Fund Inc. POS AM

Exhibit 21

DPF Entity Name	State of Formation
1717 Dallas Partners, LLC	Delaware
American Financial Exchange L.L.C.	New Jersey
Bala Pointe GP, LLC	Delaware
Bala Pointe Owner LP	Delaware
BRE/Liberty Avenue Mezzanine LLC	Delaware
CB Square Leasing LLC	Delaware
Centerton Square LLC	Delaware
DCTRT Bala Pointe GP LLC	Delaware
DCTRT Bala Pointe LP	Delaware
DCTRT Greenwood Lease Management LLC	Delaware
DCTRT Greenwood Leasing LLC	Delaware
DCTRT Leasing Corp. (TRS)	Delaware
DCTRT Real Estate Holdco LLC	Delaware
DCTRT REPO Holdco LLC	Delaware
DCTRT Securities Holdco LLC	Delaware
DCTRT Springing Member Inc.	Delaware
DCX Flying Cloud Drive DST	Delaware
DCX Greenwood DST	Delaware
DCX Kingston Leasing LLC	Delaware
DCX Manager Group LLC	Delaware
DCX Manager LLC	Delaware
DCX Master Tenant LLC	Delaware
DCX Sandwich Leasing LLC	Delaware
DCX Springdale DST	Delaware
DCX Springdale Manager LLC	Delaware
DCX Springdale Master Tenant LLC	Delaware
DCX Springdale TRS LLC	Delaware
Div Cap Amerimar Bala Pointe 1 General Partnership	Delaware
Dividend Capital Diversified Property Fund Inc.	Maryland
Dividend Capital DST Flying Cloud Drive Property Management LLC	Colorado
Dividend Capital Exchange LLC	Delaware
Dividend Capital Total Realty Operating Partnership LP	Delaware
Dividend Jay, LLC	Delaware
Dividend Lundy, LLC	Delaware
DPF 1031 Parent LLC	Delaware
DPF 1500 Wilson Mezz LLC	Delaware
DPF 1600 Woodbury Avenue LLC	Delaware
DPF 1618 Woodbury Avenue LLC	Delaware
DPF 655 Montgomery GP LLC	Delaware
DPF 655 Montgomery Holdings General Partnership	Delaware
DPF 655 Montgomery Lease Management LLC	Delaware
DPF 655 Montgomery LP	Delaware
DPF Acquisitions LLC	Delaware
DPF Brockton Westgate Plaza II LLC	Delaware
DPF Cherry Creek Lease Management LLC	Delaware
DPF Cherry Creek LLC	Delaware
DPF Chester LLC	Delaware
DPF CityView GP LLC	Delaware
DPF CityView Lease Management LLC	Delaware

Exhibit 21

DPF CityView LP	Delaware
DPF DeGuigne JV Owner II LLC	Delaware
DPF DeGuigne Owner LLC	Delaware
DPF DeGuigne Partners	Delaware
DPF Jay JV Owner II LLC	Delaware
DPF Jay Owner LLC	Delaware
DPF Jay Partners	Delaware
DPF LOC Lender LLC	Delaware
DPF Lundy JV Owner II LLC	Delaware
DPF Lundy Owner LLC	Delaware
DPF Lundy Partners	Delaware
DPF Mashpee Lease Management LLC	Delaware
DPF Mashpee LLC	Delaware
DPF Mashpee Manager LLC	Delaware
DPF Narragansett Lease Management LLC	Delaware
DPF Narragansett LLC	Delaware
DPF Palmetto Park Road Lease Management LLC	Delaware
DPF Palmetto Park Road LLC	Delaware
DPF Property Management LLC	Delaware
DPF Rialto GP LLC	Delaware
DPF Rialto Lease Management LLC	Delaware
DPF Rialto LP	Delaware
DPF Services LLC	Delaware
DPF Shenandoah Square LLC	Delaware
DPF Shiloh JV Owner II LLC	Delaware
DPF Shiloh Owner LLC	Delaware
DPF Shiloh Partners	Delaware
DPF TRS Holdings I LLC	Delaware
DPF Venture Corporate Center Lease Management LLC	Delaware
DPF Venture Corporate Center LLC	Delaware
DPF Weymouth III LLC	Delaware
DPF Yale Village Lease Management LLC	Delaware
DPF Yale Village LLC	Delaware
Greensboro Park 8180-8200, LLC	Delaware
iStar CTL Sunset Hills – Reston LLC	Delaware
Liberty Avenue Holdings LLC	Delaware
Liberty Avenue Partners	Delaware
Mibarev Development I, LLC	Georgia
Plaza X Leasing Associates L.L.C	New Jersey
Plaza X Realty L.L.C.	New Jersey
Plaza X Urban Renewal Associates L.L.C.	New Jersey
Shackleford West Leasing LLC	Delaware
Southcape Village, LLC	Massachusetts
TRS Interest Holdco I LLC	Delaware
TRS NOIP Mezz Holdco LLC	Delaware
TRS NOIP Real Estate Holdco	Delaware
TRT 1100 Campus Road LLC	Delaware
TRT 1300 Connecticut Avenue GP LLC	Delaware
TRT 1300 Connecticut Avenue Limited Partnership	Delaware
TRT 1300 Connecticut Avenue LP Partner LLC	Delaware

Exhibit 21

TRT 1300 Connecticut Avenue Owner LLC	Delaware
TRT 1303 Joyce Blvd LLC	Delaware
TRT 1345 Philomena Street GP LLC	Delaware
TRT 1345 Philomena Street Limited Partnership	Delaware
TRT 1345 Philomena Street LP LLC	Delaware
TRT 1345 Philomena Street Owner LLC	Delaware
TRT 270 Center Holdings LLC	Delaware
TRT 270 Center Owner LLC	Delaware
TRT 625 Liberty Avenue JV LLC	Delaware
TRT Abington LLC	Delaware
TRT Alliance Diehl LLC	Delaware
TRT Alliance JV I Diehl LLC	Delaware
TRT Alliance JV I GP	Delaware
TRT Alliance JV II GP	Delaware
TRT Alliance JV II Skokie LLC	Delaware
TRT Alliance Skokie LLC	Delaware
TRT Beaver Creek LLC	Delaware
TRT Braintree II LLC	Delaware
TRT Braintree LLC	Delaware
TRT Brockton Eastway Plaza LLC	Delaware
TRT Brockton Westgate Plaza LLC	Delaware
TRT Cohasset LLC	Delaware
TRT Comerica Mezz LLC	Delaware
TRT Cranston LLC	Delaware
TRT Eastern Retail Holdings I LLC	Delaware
TRT Eastern Retail Holdings I Owner LLC	Delaware
TRT Flying Cloud Drive LLC	Delaware
TRT Hanover LLC	Delaware
TRT Harborside LLC	Delaware
TRT Harwich LLC	Delaware
TRT HEB Marketplace GP LLC	Delaware
TRT HEB Marketplace LP	Delaware
TRT Holbrook LLC	Delaware
TRT Hyannis LLC	Delaware
TRT Industrial Fund I LLC	Delaware
TRT Industrial Fund II LLC	Delaware
TRT Industrial Fund III LLC	Delaware
TRT Kingston II LLC	Delaware
TRT Kingston LLC	Delaware
TRT Lending LLC	Delaware
TRT Lending Subsidiary I Holdco LLC	Delaware
TRT Lending Subsidiary I LLC	Delaware
TRT Lending Subsidiary II Holdco LLC	Delaware
TRT Lending Subsidiary II LLC	Delaware
TRT Manomet LLC	Delaware
TRT Mansfield LLC	Delaware
TRT Master Retail Holdco LLC	Delaware
TRT Meriden LLC	Delaware
TRT Millennium Holdco LLC	Delaware
TRT Millennium LLC	Delaware

Exhibit 21

TRT Mt. Nebo Pad LLC	Delaware
TRT Narragansett LLC	Delaware
TRT New Bedford LLC	Delaware
TRT New England Retail Floating Rate Holdco LLC	Delaware
TRT NOIP CEVA Lease Holdco LLC	Delaware
TRT NOIP Colshire McLean GP LLC	Delaware
TRT NOIP Colshire McLean LLC	Delaware
TRT NOIP Colshire McLean LP	Delaware
TRT NOIP Columbia – Campbellsville LLC	Delaware
TRT NOIP Columbia – Richfield LLC	Delaware
TRT NOIP Connection – Irving GP LLC	Delaware
TRT NOIP Connection – Irving LP	Delaware
TRT NOIP Connection – Irving LP LLC	Delaware
TRT NOIP Corporate Center Drive – Newbury Park GP LLC	Delaware
TRT NOIP Corporate Center Drive – Newbury Park LP	Delaware
TRT NOIP Corporate Drive – Dixon LLC	Delaware
TRT NOIP Crown Colony – Quincy LLC	Delaware
TRT NOIP Doolittle – Redondo Beach GP LLC	Delaware
TRT NOIP Doolittle – Redondo Beach LP	Delaware
TRT NOIP Dublin GP LLC	Delaware
TRT NOIP Dublin LP	Delaware
TRT NOIP Eagle GP LLC	Delaware
TRT NOIP Eagle LP	Delaware
TRT NOIP East 28 – Aurora LLC	Delaware
TRT NOIP Fixed CA Holdco LLC	Delaware
TRT NOIP Fixed Mezz Holdco LLC	Delaware
TRT NOIP Fixed Real Estate Holdco LLC	Delaware
TRT NOIP Floating CA LP Holdco LLC	Delaware
TRT NOIP Floating Mezz Holdco LLC	Delaware
TRT NOIP Floating Real Estate Holdco LLC	Delaware
TRT NOIP Glenville – Richardson GP LLC	Delaware
TRT NOIP Glenville – Richardson LP	Delaware
TRT NOIP Glenville – Richardson LP LLC	Delaware
TRT NOIP Inverness - Englewood II LLC	Delaware
TRT NOIP Inverness - Englewood LLC	Delaware
TRT NOIP Maple – El Segundo GP LLC	Delaware
TRT NOIP Maple El Segundo LP	Delaware
TRT NOIP North Fairway Drive - Vernon Hills LLC	Delaware
TRT NOIP Shadelands – Walnut Creek GP LLC	Delaware
TRT NOIP Shadelands – Walnut Creek LP	Delaware
TRT NOIP Sheila – Commerce LP	Delaware
TRT NOIP Sheila Commerce GP LLC	Delaware
TRT NOIP South Havana – Englewood LLC	Delaware
TRT NOIP Sunset Hills – Reston LLC	Delaware
TRT NOIP SW 80 – Plantation LLC	Delaware
TRT NOIP Sylvan Way – Parsippany LLC	Delaware
TRT NOIP Waterview – Dallas GP LLC	Delaware
TRT NOIP Waterview – Dallas LP	Delaware
TRT NOIP Waterview – Dallas LP LLC	Delaware
TRT Norwell LLC	Delaware

Exhibit 21

TRT Orleans LLC	Delaware
TRT Park Place LLC	Delaware
TRT Preston Sherry LLC	Delaware
TRT Rockland 201 Market LLC	Delaware
TRT Rockland 360-372 Market LLC	Delaware
TRT Sandwich LLC	Delaware
TRT Saugus LLC	Delaware
TRT Shackleford West Boulevard LLC	Delaware
TRT Shiloh LLC	Delaware
TRT Springdale LLC	Delaware
TRT Wareham LLC	Delaware
TRT Weymouth II LLC	Delaware
TRT Weymouth LLC	Delaware
TRT Whitman 475 Bedford LLC	Delaware
TRT-DCT 130 Greenwood II LLC	Delaware
TRT-DCT 130 Greenwood LLC	Delaware
TRT-DCT 4155 Patriot Drive TX GP LLC	Delaware
TRT-DCT 4155 Patriot Drive TX LP	Delaware
TRT-DCT 4255 Patriot Drive TX GP LLC	Delaware
TRT-DCT 4255 Patriot Drive TX LP	Delaware
TRT-DCT 6900 Riverport LLC	Delaware
TRT-DCT 7000 Riverport LLC	Delaware
TRT-DCT 7050 Riverport LLC	Delaware
TRT-DCT 7201 Intermodal LLC	Delaware
TRT-DCT Creekside V LLC	Delaware
TRT-DCT Eagle Creek East LLC	Delaware
TRT-DCT Eagle Creek West LLC	Delaware
TRT-DCT Hanson Way LLC	Delaware
TRT-DCT Industrial JV II General Partnership	Delaware
TRT-DCT Industrial JV III General Partnership	Delaware
TRT-DCT Minnesota Valley III LLC	Delaware
TRT-DCT Park West L1 LLC	Delaware
TRT-DCT Park West Q LLC	Delaware
TRT-DCT Pencader LLC	Delaware
TRT-DCT Perry Road LLC	Delaware
TRT-DCT Rickenbacker IV LLC	Delaware
TRT-DCT Westport LLC	Delaware
TRT-DCT Westport Owner LLC	Delaware
TRT-FAC Liberty Avenue Investors	Delaware
TRT-Westcore De Guigne Owner LLC	Delaware